Exhibit 99.1

VISHAY REPORTS RESULTS FOR THIRD QUARTER 2011

•	Revenues for Q3 2011 of $638 million
•	EPS Q3 2011 of $0.31, or $0.32 excluding one-time executive compensation charge
•	Cash from operations for YTD September 2011 of $288 million and capital expenditures of $90 million
•	Continues to pursue recently announced growth plan of intensified internal growth through product innovation and expanded capacities supplemented by acquisitions despite macroeconomic uncertainty

MALVERN, PENNSYLVANIA – November 1, 2011 – Vishay Intertechnology, Inc. (NYSE: VSH), one of the world’s largest manufacturers of discrete semiconductors and passive components, today announced its results for the fiscal quarter and nine fiscal months ended October 1, 2011.

Revenues for the fiscal quarter ended October 1, 2011 were $637.6 million, compared to $694.4 million for the fiscal quarter ended October 2, 2010.  The net earnings attributable to Vishay stockholders for the fiscal quarter ended October 1, 2011 were $50.5 million, or $0.31 per diluted share, compared to $89.8 million, or $0.47 per diluted share for the fiscal quarter ended October 2, 2010.

Revenues for the nine fiscal months ended October 1, 2011 were $2,042.6 million, compared to $2,036.5 million for the nine fiscal months ended October 2, 2010.  The net earnings attributable to Vishay stockholders for the nine fiscal months ended October 1, 2011 were $207.9 million, or $1.22 per diluted share, compared to $211.9 million, or $1.10 per diluted share for the nine fiscal months ended October 2, 2010.

The results of operations for the fiscal quarter and the nine fiscal months ended October 1, 2011 include a pretax charge of $1.9 million for elements of executive compensation payable upon the resignation of the Company’s former Chief Financial Officer, Dr. Lior Yahalomi. The results of operations for the nine fiscal months ended October 1, 2011 also includes a pretax charge of $3.9 million to accelerate the recognition of certain executive compensation upon the death of Dr. Felix Zandman, the Company’s late Executive Chairman and Chief Technical and Business Development Officer, and $10.0 million of one-time tax expense related to the write-down of deferred tax assets in Israel to reflect the lower corporate income tax rate enacted in January 2011 on certain types of income earned after December 31, 2010.  Adjusted net earnings per diluted share, which excludes these items, was $0.32 and $1.30, respectively, for the fiscal quarter and nine fiscal months ended October 1, 2011.  There were no such reconciling items for the fiscal quarter and nine fiscal months ended October 2, 2010.

Commenting on the results for the third quarter 2011, Dr. Gerald Paul, President and Chief Executive Officer, stated, “In the third quarter, Vishay was confronted with an unexpected drop of demand. Especially weak was the consumer market segment resulting in lower revenues and orders from Asia and from our distributors, strongly impacting our semiconductor businesses. We adapted manufacturing capacities quickly and were able to reduce internal inventories in the quarter. For the fourth quarter, we expect an inventory reduction at distribution.”

Dr. Paul continued, “We remain very confident in the unbroken growth of our end markets. We will continue to push the main elements of our growth plan, in particular new product and process development, design-in activities supplemented by selected acquisitions, preferably in the field of specialty products.”

Commenting on the outlook for the fourth quarter 2011 Dr. Paul stated, “Based on the low order intake, we anticipate revenues of between $555 and $595 million with a mainly volume-driven gross margin reduction.”

The Company expects to file its Quarterly Report on Form 10-Q for the third fiscal quarter of 2011 with the Securities and Exchange Commission after the close of the markets on Tuesday, November 1, 2011. This financial report will be available for viewing and download at ir.vishay.com.

On July 6, 2010, Vishay Intertechnology successfully completed the spin-off of Vishay Precision Group, Inc. (“VPG”) to its stockholders as an independent, publicly-traded company. Until July 6, 2010, VPG was part of Vishay Intertechnology and its assets, liabilities, results of operations, and cash flows are included in the amounts reported in the consolidated financial statements through the date of the spin-off, including the nine fiscal months ended October 2, 2010, presented on the accompanying tables. Net earnings of VPG, included in the results of Vishay Intertechnology, were $5.8 million for the nine fiscal months ended October 2, 2010.

A conference call to discuss third quarter financial results is scheduled for Tuesday, November 1, 2011 at 9:00 AM ET.  The dial-in number for the conference call is 877-589-6174 (+1 706-643-1406 if calling from outside the United States or Canada) and the conference ID is 14236801.

There will be a replay of the conference call from 10:30 AM ET on Tuesday, November 1, 2011 through 11:59 PM ET on Sunday, November 6, 2011.  The telephone number for the replay is 800-642-1687 (+1 706-645-9291 if calling from outside the United States or Canada) and the access code is 14236801.

There will also be a live audio webcast of the conference call.  This can be accessed directly from the Investor Relations section of the Vishay website at http://ir.vishay.com.

About Vishay

Vishay Intertechnology, Inc., a Fortune 1,000 Company listed on the NYSE (VSH), is one of the world's largest manufacturers of discrete semiconductors (diodes, MOSFETs, and infrared optoelectronics) and passive electronic components (resistors, inductors, and capacitors). These components are used in virtually all types of electronic devices and equipment, in the industrial, computing, automotive, consumer, telecommunications, military, aerospace, power supplies, and medical markets. Vishay’s product innovations, successful acquisition strategy, and "one-stop shop" service have made it a global industry leader. Vishay can be found on the Internet at http://www.vishay.com.

This press release includes certain financial measures which are not recognized in accordance with generally accepted accounting principles (“GAAP”), including adjusted net earnings (loss) and adjusted net earnings (loss) per share, which are considered “non-GAAP financial measures” under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance and should not be viewed as an alternative to GAAP measures of performance. Non-GAAP measures such as adjusted net earnings and adjusted earnings per diluted share do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that these measures are meaningful to investors because they provide insight with respect to intrinsic operating results of the Company. Reconciling items to arrive at adjusted net earnings represent significant charges or credits that are important to an understanding to the Company’s intrinsic operations. These reconciling items are indicated on the accompanying reconciliation schedule and are more fully described in the Company’s financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.

Statements contained herein that relate to the Company's future performance, including statements with respect to forecasted revenues, margins, cash generation, internal growth and acquisition activity, growth in end markets and the general state of the Company, are forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should,” or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions, particularly the pace and continuation of recovery in the worldwide economy; difficulties in implementing our cost reduction strategies; changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; uncertainty related to the effects of changes in foreign currency exchange rates; and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	October 1, 2011	July 2, 2011	October 2, 2010

Net revenues	$637,649	$709,838	$694,365
Costs of products sold	470,172	497,648	475,987
Gross profit	167,477	212,190	218,378
Gross margin	26.3%	29.9%	31.5%

Selling, general, and administrative expenses	90,271	92,796	87,475
Executive compensation charges	1,873	3,889	-
Operating income	75,333	115,505	130,903
Operating margin	11.8%	16.3%	18.9%

Other income (expense):
Interest expense	(5,311)	(4,624)	(2,545)
Other	1,790	(28)	(4,716)
Total other income (expense) - net	(3,521)	(4,652)	(7,261)

Income before taxes	71,812	110,853	123,642

Income taxes	21,120	28,357	33,490

Net earnings	50,692	82,496	90,152

Less: net earnings attributable to noncontrolling interests	205	401	353

Net earnings attributable to Vishay stockholders	$50,487	$82,095	$89,799

Basic earnings per share attributable to Vishay stockholders	$0.32	$0.51	$0.48

Diluted earnings per share attributable to Vishay stockholders	$0.31	$0.48	$0.47

Weighted average shares outstanding - basic	157,149	160,801	186,648

Weighted average shares outstanding - diluted	163,808	170,645	193,062

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Nine fiscal months ended
	October 1, 2011	October 2, 2010

Net revenues*	$2,042,638	$2,036,480
Costs of products sold	1,448,308	1,440,496
Gross profit	594,330	595,984
Gross margin	29.1%	29.3%

Selling, general, and administrative expenses	275,532	298,629
Executive compensation charges	5,762	-
Operating income	313,036	297,355
Operating margin	15.3%	14.6%

Other income (expense):
Interest expense	(13,989)	(7,379)
Other	1,255	1,284
Total other income (expense) - net	(12,734)	(6,095)

Income before taxes	300,302	291,260

Income taxes	91,507	78,504

Net earnings	208,795	212,756

Less: net earnings attributable to noncontrolling interests	926	878

Net earnings attributable to Vishay stockholders*	$207,869	$211,878

Basic earnings per share attributable to Vishay stockholders	$1.29	$1.14

Diluted earnings per share attributable to Vishay stockholders	$1.22	$1.10

Weighted average shares outstanding - basic	161,061	186,652

Weighted average shares outstanding - diluted	170,039	193,080

* VPG net revenues included in Vishay Intertechnology, Inc. consolidated results were $101.1 million for the nine fiscal months ended October 2, 2010. VPG earnings included in net earnings attributable to Vishay stockholders were $5.8 million for the nine fiscal months ended October 2, 2010.

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(In thousands)

	October 1, 2011	December 31, 2010
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$705,061	$897,338
Short-term investments	329,912	-
Accounts receivable, net	296,951	330,556
Inventories:
Finished goods	113,989	109,762
Work in process	192,201	178,844
Raw materials	150,916	139,216
Total inventories	457,106	427,822

Deferred income taxes	32,545	31,903
Prepaid expenses and other current assets	152,064	106,885
Total current assets	1,973,639	1,794,504

Property and equipment, at cost:
Land	93,612	93,020
Buildings and improvements	490,364	477,518
Machinery and equipment	2,089,682	2,025,793
Construction in progress	73,256	75,051
Allowance for depreciation	(1,857,498)	(1,759,268)
	889,416	912,114

Goodwill	9,525	-

Other intangible assets, net	107,889	113,830

Other assets	137,816	145,645
Total assets	$3,118,285	$2,966,093

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(In thousands)

	October 1, 2011	December 31, 2010
	(unaudited)
Liabilities and stockholders' equity
Current liabilities:
Notes payable to banks	$50	$23
Trade accounts payable	150,802	167,795
Payroll and related expenses	118,084	122,234
Other accrued expenses	169,808	186,049
Income taxes	65,017	51,060
Total current liabilities	503,761	527,161

Long-term debt less current portion	423,440	431,682
Deferred income taxes	125,125	82,043
Deferred grant income	2,348	2,788
Other liabilities	127,948	134,152
Accrued pension and other postretirement costs	282,623	291,117
Total liabilities	1,465,245	1,468,943

Equity:
Vishay stockholders' equity
Common stock	14,373	15,061
Class B convertible common stock	1,345	1,435
Capital in excess of par value	2,085,742	2,156,981
Retained earnings (accumulated deficit)	(534,368)	(742,237)
Accumulated other comprehensive income	80,103	60,491
Total Vishay stockholders' equity	1,647,195	1,491,731
Noncontrolling interests	5,845	5,419
Total equity	1,653,040	1,497,150
Total liabilities and equity	$3,118,285	$2,966,093

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Statements of Cash Flows
(Unaudited - In thousands)
	Nine fiscal months ended
	October 1, 2011	October 2, 2010

Continuing operating activities
Net earnings	$208,795	$212,756
Adjustments to reconcile net earnings (loss) to
net cash provided by continuing operating activities:
Depreciation and amortization	136,406	143,789
(Gain) loss on disposal of property and equipment	(1,073)	176
Accretion of interest on convertible debentures	1,448	-
Inventory write-offs for obsolescence	15,434	17,022
Deferred grant income	(351)	(426)
Other	12,943	44,081
Changes in operating assets and liabilities,
net of effects of businesses acquired or spun-off	(85,827)	(78,265)
Net cash provided by continuing operating activities	287,775	339,133

Continuing investing activities
Purchase of property and equipment	(89,708)	(80,079)
Proceeds from sale of property and equipment	1,956	725
Purchase of businesses, net of cash acquired or refunded	(19,335)	-
Purchase of short-term investments	(497,258)	-
Maturity of short-term investments	158,785	-
Proceeds from loans receivable	-	15,000
Other investing activities	2,472	(1,355)
Net cash used in continuing investing activities	(443,088)	(65,709)

Continuing financing activities
Proceeds of long-term borrowings	150,000	-
Issuance costs	(4,429)	(456)
Common stock repurchase	(150,000)	-
Principal payments on long-term debt and capital lease obligations	(670)	(25,998)
Net payments on revolving credit lines	(60,000)	-
Net changes in short-term borrowings	28	511
Proceeds from stock options exercised	9,675	-
Excess tax benefit from stock options exercised	555	-
Distributions to noncontrolling interests	(500)	(757)
Distribution in connection with spin-off of VPG	-	(70,600)
Net cash used in continuing financing activities	(55,341)	(97,300)
Effect of exchange rate changes on cash and cash equivalents	18,377	(9,860)
Net (decrease) increase in cash and cash equivalents
from continuing activities	(192,277)	166,264

Net cash used in discontinued operating activities	-	(82)
Net cash used in discontinued investing activities	-	-
Net cash used in discontinued financing activities	-	-
Net cash used in discontinued operations	-	(82)

Net (decrease) increase in cash and cash equivalents	(192,277)	166,182

Cash and cash equivalents at beginning of period	897,338	579,189
Cash and cash equivalents at end of period	$705,061	$745,371

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended			Nine fiscal months ended
	October 1, 2011	July 2, 2011	October 2, 2010	October 1, 2011	October 2, 2010

GAAP net earnings attributable to Vishay stockholders	$50,487	$82,095	$89,799	$207,869	$211,878

Reconciling items affecting operating margin:
Executive compensation charges	$1,873	$3,889	$-	$5,762	$-

Reconciling items affecting tax expense (benefit):
Tax effects of items above and other one-time tax expense (benefit)	$(684)	$(1,419)	$-	$7,921	$-

Adjusted net earnings	$51,676	$84,565	$89,799	$221,552	$211,878

Adjusted weighted average diluted shares outstanding	163,808	170,645	193,062	170,039	193,080

Adjusted earnings per diluted share**	$0.32	$0.50	$0.47	$1.30	$1.10

** Includes add-back of interest on exchangeable notes in periods where the notes are dilutive.

Contact:
Vishay Intertechnology, Inc.
Peter G. Henrici
Senior Vice President, Corporate Communications
+1-610-644-1300